UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

Erasca, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40602	83-1217027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3115 Merryfield Row Suite 300
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 465-6511

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ERAS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 12, 2026, Erasca, Inc. (the “Company”) updated its corporate presentation to reflect certain business and strategic updates. The updated corporate presentation is attached as Exhibit 99.1 to this report, and is incorporated herein by reference. On January 13, 2026, representatives of the Company will be presenting at the J.P. Morgan Healthcare Conference and will be attending meetings with investors and analysts during the week in connection with the conference. During the presentation and the meetings the Company will present the updated corporate presentation.

The Company’s updated corporate presentation will be posted to the Company’s website, www.erasca.com. The Company plans to use its website to disseminate future updates to its corporate presentation and does not intend to file or furnish a Form 8-K alerting investors each time the presentation is updated.

The information set forth in this Item 7.01 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

By filing this report and furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the presentation available on the Company’s website. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate or as required by applicable law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, by updating the Company’s website or through other public disclosure.

Item 8.01 Other Events.

On January 12, 2026, the Company announced clinical progress for its RAS-targeting franchise and 2026-2027 milestones.

ERAS-0015 – Potential best-in-class RAS targeting molecule

•
Dose escalation in ongoing AURORAS-1 Phase 1 trial advancing faster than anticipated, due to significant unmet medical need and high investigator and patient enthusiasm
•
Ongoing confirmed and unconfirmed responses observed in multiple patients with differing tumor types and RAS mutations
o
Ongoing responses (two confirmed partial responses (“PRs”) and one unconfirmed PR) observed in patients with different tumor types and RAS mutations achieved at a low dose of 8 mg QD (once per day)
o
Additional ongoing unconfirmed responses observed in patients at doses above 8 mg QD
•
Favorable safety and tolerability, with no dose-limiting toxicities and predominantly low-grade adverse events observed at all dose levels evaluated to date*
•
Well-behaved, linear pharmacokinetics (“PK”) across all dose levels evaluated to date with no observed evidence of exposure plateau*
•
Anticipated Milestones
o
Initial Phase 1 monotherapy data in patients with RAS-mutant solid tumors planned for the first half of 2026**
o
Initiation of monotherapy expansion cohorts and combination dose escalation cohorts planned for the second half of 2026
o
Monotherapy expansion data and combination dose escalation data planned for 2027**

* Data cutoff date was January 7, 2026

** Topline safety, tolerability, PK, and initial efficacy data

ERAS-4001 – Potential first-in-class pan-KRAS inhibitor

•
Dose escalation in ongoing BOREALIS-1 Phase 1 trial continues to advance as expected
•
Anticipated Milestones
o
Initial Phase 1 monotherapy data in patients with KRAS-mutant solid tumors planned for the second half of 2026**
o
Initiation of monotherapy expansion cohorts and combination dose escalation cohorts planned for 2027

** Topline safety, tolerability, PK, and initial efficacy data

Forward-Looking Statements

The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on the Company’s current beliefs and expectations and include, but are not limited to: the Company’s expectations regarding the potential therapeutic benefits of its product candidates, including ERAS-0015 and ERAS-4001, and the planned advancement of its development pipeline, including the anticipated timing of data readouts for the AURORAS-1 and BOREALIS-1 trials. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in the Company’s business, including, without limitation: preliminary results of a clinical trial are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and as more patient data becomes available, including the risk that an unconfirmed partial response to treatment may not ultimately result in a confirmed partial response to treatment after follow-up evaluations; observations regarding the first dosage level at which a clinical response is detected are based on data generated within individual clinical trials, and comparisons of such clinical observations across different trials involve data from separate trials with distinct designs, patient populations, and methodologies, and therefore may not be directly comparable; any forward-looking statements regarding dose-response relationships reflect current expectations and/or assumptions are subject to risks and uncertainties that could cause actual results to differ materially; the Company’s assumptions about the development potential of ERAS-0015 and ERAS-4001 are based in large part on the preclinical data generated by the licensors and the Company may observe materially and adversely different results as it conducts its planned studies and trials; the Company’s approach to the discovery and development of product candidates based on its singular focus on shutting down the RAS/MAPK pathway, a novel and unproven approach; results from preclinical studies or early clinical trials not necessarily being predictive of future results; the Company’s assumptions around which programs may have a higher probability of success may not be accurate, and the Company may expend its limited resources to pursue a particular product candidate and/or indication and fail to capitalize on product candidates or indications with greater development or commercial potential; potential delays in the commencement, enrollment, data readout, and completion of clinical trials and preclinical studies; the Company’s dependence on third parties in connection with manufacturing, research, and preclinical and clinical testing; unexpected adverse side effects or inadequate efficacy of the Company’s product candidates that may limit their development, regulatory approval, and/or commercialization, or may result in recalls or product liability claims; unfavorable results from preclinical studies or clinical trials; the Company may be unable to secure partnerships or other strategic collaborations for naporafenib on acceptable terms or at all; the inability to realize any benefits from the Company’s current licenses, acquisitions, and collaborations, and any future licenses, acquisitions, or collaborations, and the Company’s ability to fulfill its obligations under such arrangements; regulatory developments in the United States and foreign countries; the Company’s ability to obtain and maintain intellectual property protection for its product candidates and maintain its rights under intellectual property licenses; the sufficiency of its cash, cash equivalents, and marketable securities to fund operations; the Company may use its capital resources sooner than it expects; and other risks described in the Company’s prior filings with the SEC, including under the heading “Risk Factors” in its annual report on Form 10-K for the year ended December 31, 2024, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Erasca, Inc. Corporate Presentation - January 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erasca, Inc.

Date:	January 12, 2026	By:	/s/ Ebun Garner
Ebun Garner, General Counsel